UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               September 14, 2015

ORION FUTURES FUND L.P.
 (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-50271 (Commission File Number)	22-3644546 (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                                                     (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement.
Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and the Registrant have entered into a management agreement dated as of September 14, 2015 (the “Management Agreement”) with Systematica Investments Limited, a company incorporated under the laws of Jersey (“Systematica”), pursuant to which Systematica shall manage the portion of the Registrant’s assets allocated to it.
The General Partner intends to allocate 10% or more of the Registrant’s assets to Systematica in the future.
The General Partner has initially selected Systematica’s BlueTrend Program, a proprietary, systematic trading system, to manage the Registrant’s assets allocated to Systematica.  The BlueTrend Program seeks to achieve its investment objective through the implementation of a systematic trading model or portfolio of systematic trading models.  Such model(s) trade in a number of foreign exchange and commodity instruments, and derivatives relating to those instruments, including swaps, indices, forwards, futures and option contracts.  The BlueTrend Program has maximum flexibility to invest in a wide range of derivative instruments, including currencies, futures, options and, with the prior written approval of the General Partner, other swaps and derivative instruments.  Derivative instruments may be exchange-traded or over-the-counter, as permitted by the Commodity Exchange Act and the rules promulgated thereunder. The BlueTrend Program may engage in short sales.  The BlueTrend Program may also retain amounts in cash pending reinvestment or if this is considered appropriate to the investment objective.
Pursuant to the Management Agreement, the Registrant pays Systematica a monthly management fee equal to 1.00% per year of the month-end net assets allocated to Systematica.  Systematica also receives a quarterly incentive fee equal to 20% of new trading profits (as defined in the Management Agreement) earned by Systematica in each calendar quarter.
The Management Agreement expires on June 30, 2016.  If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the Management Agreement.
The Management Agreement is filed herewith as Exhibit 10.1.
Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits.
The following exhibit is filed herewith.
Exhibit No.	Description
10.1	Management Agreement dated as of September 14, 2015, by and among the Registrant, Ceres Managed Futures LLC and Systematica Investments Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION FUTURES FUND L.P.

By:	Ceres Managed Futures LLC,
General Partner

By	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  September 18, 2015